UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2006

SCIELE PHARMA, INC.
(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway
Suite 1800
Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Agreement

On July 19, 2006, Sciele Pharma, Inc. (the “Company”) entered a Distribution Services Agreement (the “Agreement”) with AmerisourceBergen Drug Corporation (“AmerisourceBergen”) whereby AmerisourceBergen, on a nonexclusive basis, serves as a distributor of the Company’s products.  Under the Agreement, AmerisourcBergen is obligated to maintain a certain minimum/maximum inventory supply of Company product on hand.  The Company compensates AmerisourceBergen based on the total dollar volume of Company product purchased by AmerisourceBergen.  AmerisourceBergen serves as one of the Company’s top three distributors of Company products on a volume-basis.

The Agreement will be filed as an exhibit to the Company’s Report on Form 10-Q for the quarter ending June 30, 2006.

Item 9.01               Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Registrant)

By:	/s/ Darrell Borne
Name:	Darrell Borne
Title:	EVP, Chief Financial Officer, Secretary and
Treasurer

Date:  July 21, 2006